SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

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WVS Financial Corp.

(Name of Registrant as Specified in Its Charter)

N/A

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(412) 364-1911

- THE HOLDING COMPANY OF WEST VIEW SAVINGS BANK -

September 15, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of WVS Financial Corp. The meeting will be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 25, 2016 at 10:00 a.m., Eastern time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

Directions to St. Brendan’s Episcopal Church from West View Savings Bank’s main office at 9001 Perry Highway, Pittsburgh, Pennsylvania:

•	Go north on Perry Highway for approximately 0.8 miles

•	Turn left onto West Ingomar Road/Yellow Belt and go approximately 2.3 miles

•	Turn right onto Rochester Road and go approximately 0.6 miles

•	Turn left onto McAleer Road: St. Brendan’s Episcopal Church is approximately 0.1 miles on the right side at 2365 McAleer Road, Sewickley, Pennsylvania

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. You may also vote by telephone or over the internet by following the instructions on your proxy card.

Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.

David J. Bursic President and Chief Executive Officer	John W. Grace Chairman of the Board

Town of McCandless • 9001 Perry Highway, Pittsburgh, Pennsylvania 15237

WVS FINANCIAL CORP.

9001 Perry Highway

Pittsburgh, Pennsylvania 15237

(412) 364-1911

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 25, 2016

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of WVS Financial Corp. (the “Company”) will be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 25, 2016 at 10:00 a.m., Eastern time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect one director for a four-year term and until his successor is elected and qualified;

(2)	To adopt a non-binding resolution to approve the compensation of our named executive officers;

(3)	To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

The board of directors has fixed August 26, 2016 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

By Order of the Board of Directors

Michael R. Rutan
Corporate Secretary

Pittsburgh, Pennsylvania

September 15, 2016

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

WVS FINANCIAL CORP.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 25, 2016

This proxy statement is furnished to holders of common stock of WVS Financial Corp. (the “Company”), the holding company of West View Savings Bank (the “Savings Bank”). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 25, 2016 at 10:00 a.m., Eastern time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about September 15, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on October 25, 2016. This proxy statement and the 2016 Annual Report to Stockholders are available at the following website: www.proxyvote.com.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. You may also vote by telephone or over the internet by following the instructions on your proxy card. If no contrary instructions are given, each proxy received will be voted in the manner recommended by the board of directors as described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

VOTING

Only stockholders of record of the Company at the close of business on August 26, 2016 (the “record date”) are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were 2,008,144 shares of common stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding.

Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present. The nominee for director receiving the most votes will be elected as a director. The affirmative vote of a majority of the total votes present, in person or by proxy, at the annual meeting is required for approval of the non-binding resolution approving the compensation of our named executive officers and the proposal to ratify the Company’s independent registered public accounting firm for fiscal 2017.

If your shares are held in “street name,” your broker may not vote on certain matters if you do not furnish instructions for such proposals. You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.” Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors and the non-binding resolutions to approve the compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm for fiscal 2017 if you do not furnish instructions.

Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. Because of the required votes, abstentions and broker non-votes will have no effect on the voting for the election of directors, but abstentions and broker non-votes will have the same effect as a vote against the non-binding proposal to approve the compensation of our named executive officers and the proposal to ratify the appointment of the Company’s independent registered public accounting firm for fiscal 2017.

INFORMATION WITH RESPECT TO THE NOMINEE FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. The number of directors currently authorized under our bylaws is six. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

At the annual meeting, stockholders of the Company will be asked to elect one director for a four-year term and until his successor is elected and qualified. The nominee was selected by the board of directors, approved by the independent members of the board and currently serves as a director. There are no arrangements or understandings between the person named and any other person pursuant to which such person was selected as a nominee for election as a director at the annual meeting. The nominee for director is not related to any other director or executive officer of the Company by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If a person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee recommended by the board of directors. At this time, the board of directors knows of no reason why the nominee listed below may not be able to serve as a director if elected. The person who receives the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as a director of the Company.

The following tables present information concerning the nominee for director of the Company and each director whose term continues, including their tenure as a director of the Savings Bank.

Nominee for Director for a Four-Year Term Expiring in 2020

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
David J. Bursic	54	Director; President and Chief Executive Officer of the Company and the Savings Bank since June 1998; prior thereto served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Savings Bank since 1992 and in various positions with the Company and the Savings Bank since 1985. Mr. Bursic serves as a special advisor to the board of North Hills Community Outreach, a non-profit organization. Mr. Bursic also serves as a member of the Superintendent’s Business Roundtable for the North Allegheny School District and as a participant on the Federal Reserve Bank of Atlanta’s Decision-Maker Panel.	1998

		Mr. Bursic’s service as President and Chief Executive Officer, his prior positions with the Company, extensive experience in the local banking industry and involvement in business and civic organizations in the Savings Bank’s market area provide the board of directors valuable insight regarding the business and operations of the Company.

The Board of Directors recommends you vote FOR election of the nominee for Director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2017

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
Edward F. Twomey III	62	Director; Director, Institutional Sales at Piper Jaffray & Co., a broker/dealer that has sold securities to the Company. Mr. Twomey’s broad financial experience provides valuable industry expertise and awareness to the Board of Directors.	2015

Joseph W. Unger	55	Director; President of White Heating, Inc., a heating, cooling and air products and services provider located in Pittsburgh, Pennsylvania, since 1978. In addition, Mr. Unger has served as an Advisory Board Member of the A.W. Beattie Career Center, a trade school located in Pittsburgh, Pennsylvania, since 1994 and formerly served in various positions, including President, for the Air Conditioning Contractors of America from 1989 to 1996. Mr. Unger also serves as a member of the Builders Association of Metropolitan Pittsburgh, the North Suburban Builders Association, the Better Business Bureau and the North Pittsburgh Chamber of Commerce.	2013

		Mr. Unger’s extensive business experience and service in the local market make him well qualified to serve as a director of the Company.

Director Whose Term Expires in 2018

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
John A. Howard, Jr.	62	Retired. Formerly served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Laurel Capital Group, Inc. and its wholly owned subsidiary, Laurel Savings Bank, Allison Park, Pennsylvania until September 2006.	2014

		Mr. Howard brings valuable audit and public company reporting experience to the board from his prior service as Chief Financial Officer for two publicly traded holding companies of financial institutions in the greater Pittsburgh area. Accordingly, the board of directors believes that Mr. Howard meets the requirements adopted by the SEC for qualification as an audit committee financial expert and he serves as chairman of the Company’s audit committee.

Directors Whose Term Expires in 2019

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
John W. Grace	73	Chairman of the Board of Directors; President and director of G & R Investment Consultants, Inc., a registered investment advisor located in Pittsburgh, Pennsylvania.	2007

		As an experienced investment advisor and investor, Mr. Grace brings valuable financial acumen and insight to the board of directors.

Lawrence M. Lehman	64	Director; Office Manager, Dinnin & Parker Associates, an insurance agency located in Oakmont, Pennsylvania; former owner/sole proprietor of Newton-Lehman Agency, an insurance agency located in Pittsburgh, Pennsylvania.	2002

		Mr. Lehman’s background as a business owner in the Company’s market area position him as well qualified to serve as a director.

(1)	As of June 30, 2016.

Independence of the Company’s Board of Directors

It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Stock Market, Inc.

Our board of directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Messrs. Grace, Howard, Lehman, Twomey and Unger. Our board of directors also has affirmatively determined that each member of the audit committee and the compensation committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the NASDAQ Stock Market, Inc.

Nominations Process

The board of directors actively oversees the business and management of the Company through regular board and committee meetings. The board of directors has established certain committees to address recurring business matters such as audit, compensation and finance. Based upon the infrequent business need to add new directors, the Company’s board of directors chooses to address director nominations at the board level and does not have a standing nominating committee.

The Company’s board of directors considers and evaluates nominees for the election of directors, subject to approval of a majority of the independent members of the board. As discussed above each of the current independent members of the board is independent within the meaning of the rules of the NASDAQ Stock Market, Inc. During fiscal 2016, the board met once in connection with nominations for director.

The board of directors considers candidates for director suggested by its members, as well as management and stockholders. A stockholder who desires to recommend a prospective nominee for the board should notify the Company’s Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The board also considers whether to nominate any person nominated pursuant to the provision of the Company’s articles of incorporation relating to stockholder nominations, which is described under “Stockholder Nominations” below. The board of directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires. The board does not have a separate diversity policy for selecting nominees for director. However, as discussed below, the board’s criteria for selecting nominees is designed to provide that the board of directors is diverse.

The board of directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. In addition, the bylaws of the Company provide that no person may be eligible for election, reelection, appointment or reappointment as a director (i) after they reach 76 years of age and (ii) unless such person’s primary residence is in a county, city or town within the Commonwealth of Pennsylvania and not more than 35 miles from the main office or any branch office of the Savings Bank. The board also may consider the extent to which the candidate would fill a present need on the board of directors.

Once the board of directors has identified a prospective nominee, the board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the board with the recommendation of the prospective candidate, as well as the board member’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Stockholder Nominations

Article 7.F of the Company’s articles of incorporation governs nominations for election to the board of directors and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company and the Savings Bank

Regular meetings of the board of directors of the Company are held on at least a quarterly basis. The board of directors of the Company held a total of four regular and special meetings during the fiscal year ended June 30, 2016. The board of directors of the Savings Bank held a total of 12 regular and special meetings during the fiscal year ended June 30, 2016. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the fiscal year ended June 30, 2016, and the total number of meetings held by all committees on which he served held during such fiscal year.

Audit Committee. The board of directors of the Company has established an audit committee which consists of Messrs. Howard (Chairman), Grace, Lehman, Twomey and Unger, all of whom are independent outside directors. The audit committee meets with the Company’s internal auditor, engages the Company’s external independent registered public accounting firm and reviews their reports. The audit committee meets at least quarterly and met four times during fiscal 2016. The members are independent as defined in the listing standards of the NASDAQ Stock Market.

The board of directors has determined that Mr. Howard, a member of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

The board of directors has adopted an audit committee charter. The audit committee charter is available on the Company’s website at www.wvsbank.com.

Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the board of directors of the Company makes this report for the year ended June 30, 2016.

The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. During fiscal 2016, the audit committee was composed of five directors, each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The audit committee operates under a written charter approved by the board of directors.

Management is responsible for the Company’s internal controls and financial reporting processes. The independent registered public accounting firm, S.R. Snodgrass, P.C., is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company’s internal audit department. The audit committee met with management and S.R. Snodgrass to review and discuss the June 30, 2016 financial statements. The audit committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with S.R. Snodgrass the firm’s independence.

Based upon the audit committee’s discussions with management and the independent accountants, and the audit committee’s review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016 to be filed with the Securities and Exchange Commission.

The audit committee and the board of directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass during fiscal 2016 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company’s financial statements for the year ending June 30, 2017.

John A. Howard, Jr. (Chairman)

John W. Grace

Lawrence M. Lehman

Edward F. Twomey, III

Joseph W. Unger

Compensation Committee. The compensation committee of the board of directors determines compensation for executive officers. During the fiscal year ended June 30, 2016, the members of the committee were Messrs. Grace (Chairman), Howard, Lehman, Twomey and Unger each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The compensation committee met one time during fiscal 2016. The compensation committee has not adopted a written charter.

Finance Committee. The finance committees of the Company and the Saving Bank consists of Messrs. Lehman (Chairman), Grace, Howard, Twomey and Unger and from management, Mr. Bursic. The finance committees approve all securities purchased by the Company and the Savings Bank. The finance committee of the Company meets quarterly and met four times during fiscal 2016. The finance committee of the Savings Bank meets monthly and met 12 times during fiscal 2016.

The board of directors of the Company has also established an executive committee.

The board of directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended June 30, 2016, the board of directors of the Savings Bank met 12 times. The board of directors of the Savings Bank has established various committees, some of which act jointly with the Company’s respective similar board committee. These committees include: an audit committee, an executive committee, a compensation committee, a classification of assets review committee, a Community Reinvestment Act committee, a finance committee, a loan committee and a nominating committee.

Loan Committee. The loan committee of the Savings Bank consists of Messrs. Bursic from management (Chairman), Grace, Howard, Lehman, Twomey and Unger. The loan committee, which approves all loans originated by the Savings Bank, meets monthly and met 12 times during fiscal 2016.

Board Leadership Structure and the Board’s Role in Risk Oversight

David J. Bursic serves as our President and Chief Executive Officer and John W. Grace serves as our Chairman of the Board. The board of directors has determined that the separation of the offices of Chairman of the Board and President enhances board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the board of directors in its fundamental role of providing independent oversight and advice to management.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Members of senior management regularly attend the board meetings and are available to address any questions or concerns raised by the board on risk management or other matters. The Chairman of the Board and the independent directors work together to provide strong, independent oversight of the Company’s management and affairs though its committees and meetings of independent directors.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, and (iii) all directors, nominees for director and executive officers of the Company as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of August 26, 2016(1)(2)		Percent of Common Stock
WVS Financial Corp. Employee Stock Ownership Plan 9001 Perry Highway Pittsburgh, Pennsylvania 15237	338,471	(3)	16.9%
Rodgers Brothers Inc. 223 Mercer Street Harmony, PA 16037	178,201	(4)	8.9
Directors and nominees:
David J. Bursic	276,455	(5)	13.3
John W. Grace	10,500	(6)	*
John A. Howard, Jr.	7,201	(7)	*
Lawrence M. Lehman	14,894	(8)	*
Edward F. Twomey III	10,475		*
Joseph W. Unger	2,000		*
Named executive officer:
Michael R. Rutan	2,487	(9)	*
All directors, nominees for director and executive officers as a group (9 persons)	371,076	(10)	17.7

*	Less than 1% of the outstanding common stock.
(1)	Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

(2)	Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(3)	Mr. Grace is the trustee of the trust created pursuant to the WVS Financial Corp. Employee Stock Ownership Plan (“ESOP”). The indicated holdings represent shares held in the ESOP, of which 191,737 shares have been allocated to participating employees and generally will be voted at the direction of the participants and 146,734 shares are unallocated and are generally voted by the trustee in his discretion.
(4)	Pursuant to filings made under the Exchange Act, Rodgers Brothers Inc., an investment advisor, possesses sole voting power over 178,101 shares and sole dispositive power over 178,201 shares. The shares are owned by investment advisory clients of Rodgers Brothers Inc.
(5)	Includes 83,614 shares held jointly with Mr. Bursic’s wife, 9,738 shares held solely by Mr. Bursic’s wife, 200 shares held by Mr. Bursic’s children, 1,731 shares held in the Company’s deferred compensation plan for the account of Mr. Bursic, 11,798 shares held in an individual retirement account (“IRA”) for the account of Mr. Bursic, 50,709 shares held in the ESOP for the account of Mr. Bursic and 77,019 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.
(6)	Includes 7,500 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date. Mr. Grace serves as trustee for the ESOP. Does not include the shares held in the ESOP, which Mr. Grace disclaims beneficial ownership of and have been allocated to participating employees and will generally be voted at the direction of the participant.
(7)	The indicated shares are held jointly by Mr. Howard and his wife.
(8)	Includes 2,606 shares held by Mr. Lehman’s wife, 4,788 shares held in Mr. Lehman’s IRA and 7,500 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.
(9)	The indicated shares are held in the ESOP for the account of Mr. Rutan. Shares are 40% vested.
(10)	Includes on behalf of directors and executive officers as a group, 79,147 shares held in the ESOP, 1,731 shares held in the Company’s deferred compensation plan and 92,019 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

EXECUTIVE COMPENSATION

The following table sets forth a summary of certain information concerning the compensation paid by the Company or its subsidiaries for services rendered in all capacities during the last two fiscal years to our principal executive officer and the only other executive officer of the Company and its subsidiaries who had total compensation over $100,000 during the year ended June 30, 2016. We refer to these individuals throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1)		Bonus(2)	Stock Awards		Option Awards		All Other Compensation(3)	Total
David J. Bursic President and Chief Executive Officer	2016 2015	$ $	330,000 317,800	$20,000 10,000	$	— —	$	— —	$40,320 41,070	$390,320 368,870
Michael R. Rutan Senior Vice President and Corporate Secretary	2016 2015		121,140 116,480	— —		— —		— —	10,734 10,003	131,874 126,483

(1)	Includes amounts deferred under the Company’s profit sharing 401(k) plan, and the directors deferred compensation plan.
(2)	Discretionary bonus for services rendered.
(3)	In fiscal 2016, includes allocations under the ESOP of $22,071 and $9,924 for the accounts of Messrs. Bursic and Rutan, respectively, $2,390 and $360 for the imputed income for split dollar life insurance agreements with Messrs. Bursic and Rutan, respectively, $450 for the payment of long term disability insurance premiums for the benefit of Messrs. Bursic and Rutan, each respectively, and $15,410 for the reimbursement of amount cut back to Mr. Bursic as a result of Internal Revenue Service limitations on contributions to the ESOP. Does not include perquisites and other benefits for Mr. Bursic, consisting of the personal use of a Company-provided automobile and the payment of club dues, which amounted to less than $10,000 in the aggregate.

Equity Compensation Plans

There were no awards of stock options or restricted stock pursuant to the Company’s stock benefit plans made to the named executive officers during the year ended June 30, 2016. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the named executive officers as of June 30, 2016. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise Price(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	Exercisable	Unexercisable
David J. Bursic	50,000	—	$16.20	10/28/2018	—	—
	21,612	—	16.20	1/26/2018	—	—
	5,407	—	16.20	1/26/2019	—	—
Michael R. Rutan	—	—	—	—	—	—

(1)	Equal to the fair market value of a share of Company common stock on the date of grant.

Option Exercises and Stock Vested

There were no stock options exercised or restricted stock awards that vested for the named executive officers during the year ended June 30, 2016.

Employment Agreement

The Company and the Savings Bank (collectively the “employers”) maintain an employment agreement with David J. Bursic. The employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the employers for a term of three years with a current salary of $340,000. Such salary may be increased at the discretion of the board of directors from time to time, but may not be decreased during the term of the employment agreement without the prior written consent of the executive. The term of Mr. Bursic’s employment agreement shall be extended each day for an additional day unless the employers or the executive elects, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

The employment agreement is terminable with or without cause by the employers. The executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability, retirement or death. If, prior to a change in control of the employers, as defined, either (i) the executive terminates his employment because of failure of the employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to his employment, then Mr. Bursic will be entitled to a cash severance amount equal to two times his base salary, and a continuation of the insurance benefits he is receiving at the time of such termination until the earlier of 18 months or the date Mr. Bursic obtains full-time employment with another employer that provides substantially similar benefits. If either of the events in the preceding sentence occur concurrently with or subsequent to a change in control, then Mr. Bursic will be entitled to the following: (a) a lump sum cash severance amount equal to three times his base salary, (b) a continuation of the insurance benefits he is receiving at the time of such termination the earlier of the expiration of the remaining term of the agreement or the date he obtains full-time employment with another employer that provides substantially similar benefits, and (c) a lump sum cash payment equal to the projected cost of providing Mr. Bursic with benefits under the employers’ other employee benefit plans, programs and arrangements (other than stock option plans and restricted stock plans) for the then remaining term of the agreement.

The employment agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then the Company shall reimburse Mr. Bursic for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of federal, state and local income taxes, excise taxes and other employment-related taxes with respect to the reimbursement. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient’s average annual compensation from the employer includable in the recipient’s gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Retirement Plans

The Company maintains two retirement plans – a defined benefit Employee Stock Ownership Plan (“ESOP”) and a defined contribution 401(k)/Profit Sharing Plan (“Profit Sharing Plan”). Both plans are IRS tax qualified. No employer contributions have been made to the Profit Sharing Plan in recent years. Employer contributions to the ESOP totaled $125,000 during fiscal 2016.

Supplemental Executive Retirement Plan

The Savings Bank entered into a Supplemental Executive Retirement Plan (“SERP”) with Mr. Bursic effective September 1, 2013. The SERP provides for supplemental retirement benefits following Mr. Bursic’s separation from service on or after his normal retirement age of 65. The SERP benefits are designed to replace 30% of Mr. Bursic’s salary for a period of 15 years, with the amount payable in monthly installments over five years. If Mr. Bursic retires at age 65, his annual SERP benefit for the five-year payout period will be $350,821, with interest credited on the unpaid balance. If Mr. Bursic retires after age 65, then for each full month between his normal retirement age and his actual separation from service (up to a maximum of 60 months), the Bank will increase his SERP benefit by .2466%, which equates to 2.96% per year. Mr. Bursic will vest in his SERP benefits over the next 13 years, and he will be entitled to receive his vested SERP benefits if either his employment is terminated for reasons other than cause or he becomes disabled, with the vested benefit paid over five years. If Mr. Bursic’s employment is terminated within 24 months following a change in control of the Company or the Savings Bank on or before June 30, 2018, he will be credited with three additional years of service for purposes of determining his change in control SERP benefit. After June 30, 2018, his annual change in control SERP benefit will be as set forth in a schedule to his SERP.

If Mr. Bursic dies prior to a separation from service from the Savings Bank, his vested SERP benefit will be paid in a lump sum to his beneficiary. If Mr. Bursic dies while receiving SERP benefits, his beneficiary will receive a lump sum payment equal to the present value of his remaining payments. If the Savings Bank terminates Mr. Bursic’s employment for cause, then Mr. Bursic shall not be entitled to receive any SERP benefits. In addition, for a period of five years following his separation from service (which period is reduced to two years in the event of a change in control), Mr. Bursic will be prohibited from, among other things, (i) becoming employed by or connected with any competing institution if his responsibilities will include providing banking or other financial services within 25 miles of any office of the Savings Bank, (ii) participating in any way in the hiring of any individual who was employed by the Savings Bank as of the date of Mr. Bursic’s separation from service, (iii) assisting or advising any third party in any action against the Savings Bank, (iv) providing banking or other financial services to any person or entity to whom the Savings Bank provided such services during the three years immediately prior to Mr. Bursic’s separation from service, or (v) divulging confidential information. If Mr. Bursic violates any of the foregoing restrictions, he will forfeit any SERP benefits which have not yet been paid.

Split Dollar Life Insurance Agreements

The Savings Bank entered into a Split Dollar Life Insurance Agreement with Mr. Bursic effective September 1, 2013 (“Split Dollar Agreement”), pursuant to which the bank owned life insurance proceeds on Mr. Bursic’s life and will provide a portion of the death proceeds to Mr. Bursic’s beneficiary following his death. If Mr. Bursic dies while still employed by the Savings Bank, the Savings Bank will pay his beneficiary the lesser of (i) $1,754,107 plus one times Mr. Bursic’s base salary, less any amount paid under the Savings Bank’s Group Term Plan or (ii) the total death proceeds minus the greater of the policy’s cash surrender value or the aggregate insurance premiums paid by the Savings Bank (“Net Death Proceeds”). If Mr. Bursic has a separation from service after age 65 or after a change in control of the Company or the Savings Bank and then dies, the Savings Bank will pay his beneficiary the lesser of (i) $1,754,107 or (ii) the Net Death Proceeds. If Mr. Bursic separates from service after June 30, 2015 but before age 65 and before a change in control, then the Savings Bank will pay his beneficiary the lesser of (i) 1/13th of $1,754,107 for each year of service after the date of the Split Dollar Agreement or (ii) the Net Death Proceeds.

Also effective September 1, 2013, the Savings Bank entered into Split Dollar Life Insurance Agreements with Mr. Rutan and one other officer of the Savings Bank. These agreements provide that if the officer dies while still employed by the Savings Bank, his beneficiary will receive the lesser of (i) $250,000 plus one times the officer’s base salary, or (ii) the Net Death Proceeds under the insurance policy covering such officer. If the officer has a separation from service and then dies, his beneficiary does not receive any death benefit.

Directors’ Compensation

During fiscal 2016, directors of the Company and the Savings Bank who are not executive officers (“outside directors”) received a monthly fee of $1,850 (plus $425 for the Chairman of the Board) and a monthly fee of $450 for committee meetings attended.

The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries to each member of the board of directors during the year ended June 30, 2016. Mr. Bursic has been omitted from the table as his compensation is fully reported in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation	Total
John W. Grace	$32,700	—	—	—	$32,700
John A. Howard, Jr.	27,600	—	—	—	27,600
Lawrence M. Lehman	27,600	—	—	—	27,600
Edward F. Twomey III	27,600	—	—	—	27,600
Joseph W. Unger	27,600	—	—	—	27,600

(1)	Includes payment of directors’ fees for service on the board of the Company and the Bank. Also includes the payment of fees for attendance at meeting of committees of the board that the director serves on as well as fees for service as chairman of a board committee.
(2)	During the year ended June 30, 2016, there were no grants of stock options or restricted stock to non-employee directors. At June 30, 2016, each of Messrs. Grace and Lehman held vested stock options to purchase 7,500 shares of common stock at $16.20 per share.

Directors’ Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation plan for its directors whereby directors can elect to defer all or a portion of their directors’ fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the board of directors.

The deferred compensation plan provides that amounts deferred thereunder may be paid in shares of common stock based on the then-existing value of the amount of common stock, including fractional shares, which could have been purchased with the percentage of a director’s deferred account that the director elected to have valued as though it were invested in common stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of common stock. The trust uses such funding to acquire shares of common stock on the open market. The shares of common stock held in the trust are voted by the plan trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2016, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

The Savings Bank’s policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. All such loans are made by the Savings Bank in the ordinary course of business and are not made with favorable terms nor do they involve more than the normal risk of collectability. As of June 30, 2016, none of the Savings Bank’s directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $120,000.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to a shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers of the Company named in the summary compensation table and deemed to be a “named executive officer” are David J. Bursic and Michael R. Rutan. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on the Company or the board of directors and cannot be construed as overruling any decision made by the board of directors. However, the board of directors of the Company will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Company has appointed S.R. Snodgrass, P.C., independent certified public accountants, to perform the audit of the Company’s financial statements for the year ending June 30, 2017, and directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Relationship with Independent Public Accounting Firm

The audit committee of the board of directors intends to appoint S.R. Snodgrass, P.C. as the independent registered public accounting firm to audit the Company’s financial statements for the year ending June 30, 2017.

The audit committee considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass during fiscal 2016 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company’s financial statements for the year ending June 30, 2017.

The following table sets forth the aggregate fees paid by the Company to S.R. Snodgrass for professional services rendered by S.R. Snodgrass in connection with the audit of the Company’s consolidated financial statements for fiscal 2016 and 2015, as well as the fees paid to S.R. Snodgrass for audit-related services, tax services and all other services rendered by S.R. Snodgrass to the Company.

	Year Ended June 30,
	2016	2015
Audit fees(1)	$78,073	$69,148
Audit-related fees	—	—
Tax fees(2)	11,605	11,525
All other fees	—	—

Total	$89,678	$80,673

(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.
(2)	Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

The audit committee selects the Company’s independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

During the year ended June 30, 2016, each new engagement of S.R. Snodgrass was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception for pre-approval contained in the SEC’s rules.

The board of directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accounting firm for the fiscal year ending June 30, 2017.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2017, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Corporate Secretary, no later than May 19, 2017. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company’s articles of incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company’s articles of incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 26, 2017.

ANNUAL REPORTS

A copy of the Company’s 2016 Annual Report to Stockholders accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2016 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Chairman of the Board of Directors, c/o Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237.

The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

WVS FINANCIAL CORP. ATTN: DAVID J. BURSIC 9001 PERRY HIGHWAY PITTSBURGH, PA 15237-5387	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13195-P82331	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WVS FINANCIAL CORP.
The Board of Directors recommends you vote FOR the following proposals:
1.	To elect one director, for a four-year term (expiring in 2020) and until his successor is elected and qualified.

	Nominee:	For	Withhold
	1a. David J. Bursic	☐	☐

						For	Against	Abstain
2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.					☐	☐	☐
3.	To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and					☐	☐	☐
4.	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E13196-P82331

WVS FINANCIAL CORP.

Annual Meeting of Stockholders

October 25, 2016 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John W. Grace and John A. Howard, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of WVS FINANCIAL CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on October 25, 2016 at the St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V.1.1

(412) 364-1911

- THE HOLDING COMPANY OF WEST VIEW SAVINGS BANK-

September 15, 2016

TO: Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the “Company”) is being solicited in connection with the proposals to be considered at the Company’s upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company’s Employee Stock Ownership Plan (the “Plan”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustee of the Plan. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

Sincerely,

David J. Bursic
President and Chief Executive Officer

WVS FINANCIAL CORP.

The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust (“ESOP”) of WVS Financial Corp. (the “Company”) to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of August 26, 2016, at the Annual Meeting of Stockholders to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 25, 2016 at 10:00 a.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS

To elect one director for a four-year term expiring in 2020.

	FOR	WITHHOLD
Nominee:

David J. Bursic	☐	☐

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In its discretion, the Trustee is authorized to transact such other business as may properly come before the meeting.

The Company’s Board of Directors recommends a vote FOR the election of the nominee for director, FOR the resolution to approve the compensation of our named executive officers, and FOR the proposal to ratify the independent registered accounting firm for fiscal 2017. Such votes are hereby solicited by the Company’s Board of Directors.

Dated: , 2016

Signature

If you return this card properly signed but you do not otherwise specify, the shares allocated to your account will be voted for the election of the nominee for director, for the resolution to approve the compensation of our named executive officers, and for the proposal to ratify the independent registered accounting firm for fiscal 2017. If you do not return this card, the shares allocated to your account will not be voted.